ONcore Value (sold on or after October 1, 2012)

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated July 14, 2017

to the Prospectuses dated May 1, 2017

The following supplements and amends the prospectus dated May 1, 2017:

The first paragraph of the cover page of the prospectus is deleted and replaced with the following:

This prospectus offers a variable annuity contract allowing you to accumulate values and paying you benefits on a variable and/or fixed basis. This prospectus provides information regarding the material provisions of your variable annuity contract. The Ohio National Life Insurance Company (“Ohio National Life”) issues the contract. This contract is not available in all states. Certain features may vary by broker-dealer. Ask your registered representative about what optional features are or are not offered. If a feature you wish to purchase is not available, you may want to contact another broker-dealer.